Exhibit 23



                  Consent of Independent Accountants






We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-20774, 33-22136, 33-40561, 33-41671, 33-58701, 33-72328 and 33-07365) of Structural
Dynamics Research Corporation of our report dated January 25, 1999 appearing on page 32 of the 1998 Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Cincinnati, Ohio
March 26, 1999

                   Report of Independent Accountants


To the Board of Directors
of Structural Dynamics Research Corporation


Our audits of the consolidated financial statements referred to in our report dated January 25, 1999 appearing on page 32 of the 1998 Annual Report to Shareholders of Structural Dynamics Research Corporation (which report and consolidated financial statements are incorporated by reference in this Annual Report on Form 10-K) also included an audit of the Financial Statement Schedule listed in Item 14 (a) of this Form 10-
K. In our opinion, the Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Cincinnati, Ohio
January 25, 1999


Schedule II


       STRUCTURAL DYNAMICS RESEARCH CORPORATION AND SUBSIDIARIES
                   VALUATION AND QUALIFYING ACCOUNTS
             YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                            (in thousands)


                      Balance at    Additions                Balance
                      Beginning of  Charged to  Deductions/  at End
     Description      of Period     Expense    (Recoveries) of Period
Accounts Receivable:

Year ended
December 31, 1996      $2,520        2,689         1,928     $3,281
                       ======       ======        ======     =======
Year ended
December 31, 1997      $3,281        1,005           757     $3,529
                       ======       ======        ======     =======
Year ended
December 31, 1998      $3,529        4,496         2,462     $5,563
                       ======       ======        ======     =======